UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 16, 2011

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On May 16, 2011, Caesars Entertainment Corporation (the “Registrant”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report that the Registrant and its wholly owned subsidiary, Caesars Entertainment Operating Company, Inc. (the “Borrower”) had entered into an amendment agreement (the “Amendment Agreement”) to the Borrower’s senior secured credit agreement dated as of January 28, 2008 (the “Credit Agreement”). This Amendment No. 1 to the Current Report on Form 8-K/A amends Items 1.01, 2.03, 7.01 and 9.01 of the Report to include certain additional exhibits.

Item 1.01 Entry into a Material Definitive Agreement.

A copy of the Amendment Agreement, including all exhibits thereto, is attached as Exhibit 10.1 to this Current Report on Form 8-K/A. On May 20, 2011, the conditions to the effectiveness of the Amendment Agreement were satisfied and the Credit Agreement was amended to, among other things: (i) extend the maturity of approximately $800 million aggregate principal amount of B-1, B-2 and B-3 term loans held by consenting lenders to January 28, 2018 (the “Extended Term Loans”) and increase the interest rate with respect to the Extended Term Loans, (ii) convert approximately $425 million aggregate principal amount of revolver commitments held by consenting lenders into Extended Term Loans, (iii) allow the Borrower to buy back loans from individual lenders at negotiated prices at any time, which may be less than par, (iv) allow the Borrower to extend the maturity of term loans or revolving commitments, as applicable, and for the Borrower to otherwise modify the terms of loans or revolving commitments in connection with such an extension and (v) modify certain other provisions of the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

On May 20, 2011, the Registrant issued a press release announcing the completion of the amendment of the Credit Agreement. The press release is attached to this Current Report on Form 8-K/A as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information in this Current Report on Form 8-K/A and the exhibit attached hereto as Exhibit 99.1 under Item 7.01 of Form 8-K/A to comply with Regulation FD. Such information and exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment Agreement dated as of May 16, 2011, among Caesars Entertainment Corporation, Caesars Entertainment Operating Company, Inc. each Subsidiary Loan Party party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent under the Credit Agreement dated as of January 28, 2008, among Caesars Entertainment Corporation, Caesars Entertainment Operating Company, Inc., the lenders party thereto from time to time and the other parties party thereto.

99.1	Text of press release, dated May 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: May 23, 2011	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
10.1	Amendment Agreement dated as of May 16, 2011, among Caesars Entertainment Corporation, Caesars Entertainment Operating Company, Inc. each Subsidiary Loan Party party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent under the Credit Agreement dated as of January 28, 2008, among Caesars Entertainment Corporation, Caesars Entertainment Operating Company, Inc., the lenders party thereto from time to time and the other parties party thereto.

99.1	Text of press release, dated May 20, 2011.